                                                                    Exhibit 10.4
                                                                    ------------


                             STOCK PLEDGE AGREEMENT
                             ----------------------


     This STOCK PLEDGE AGREEMENT (the "Agreement") is made and entered into this 1st day of November, 1988, by and between Cornucopia Natural Foods, Inc. Employee Stock Ownership Trust ("Pledgor") and Steven Townsend, Trustee for Norman Cloutier, Steven Townsend, Daniel Atwood and Theodore Atwood ("Shareholders").

                              W I T N E S S E T H:

     WHEREAS, the Shareholders intend to loan to Pledgor the sum of Four Million and Eighty Thousand Dollars ($4,080,000.00) (the "Loan") in connection with the Pledgor's purchase of shares of common stock of the Shareholders (the "Shares") in Cornucopia Natural Foods, Inc. (the "Company");

     WHEREAS, the Shares will be contributed to the Cornucopia Natural Foods, Inc. Employee Stock Ownership Plan (the "ESOP") for the benefit of participants in the ESOP;

     WHEREAS, in return for the Loan, Pledgor has agreed to execute and deliver to the Shareholders a promissory note in the principal amount of the Loan, a copy of which is attached hereto as Exhibit A (the "Note");

     WHEREAS, to induce the Shareholders to make the Loan, Pledgor has agreed to pledge the Shares to the Shareholders as security for the faithful repayment of the Note.

     NOW, THEREFORE, Pledgor and the Shareholders agree:

     1.   Pledge. In consideration of the sum of Four Million and Eighty
          ------
Thousand Dollars ($4,080,000.00) evidenced by Pledgor's Note, receipt of which is hereby acknowledged, Pledgor hereby grants a security interest to the Shareholders in instruments of the following description: Shares of the common stock of the Company represented by certificates No. ________________________, with a stock power duly endorsed in blank and delivered herewith to the Shareholders. The Shareholders shall hold the pledged Shares and stock power as security for the repayment of the Note, and shall not encumber or dispose of the Shares except in accordance with the provisions of paragraph 4.

     2.   Adjustments Warrants and Options. In the event that during the term Of
          --------------------------------
this Agreement, any share dividend, reclassification, readjustment, or other change is declared or made in the capital structure of the Company, or subscription warrants or any other rights or options shall be issued in connection with the pledged Shares, all such new, substituted, and additional shares or other securities issued by reason of any such change, and all such warrants, rights, and options shall be immediately delivered by Pledgor to the Shareholders, with stock powers executed in blank, and shall be held by the Shareholders under the terms of this Agreement in the same manner as the Shares originally pledged hereunder.

     3.   Release of Pledge. On each anniversary of the Loan, the Shareholders
          -----------------
shall release to Pledgor the number of pledged Shares that are to be allocated to ESOP participants under the terms of the ESOP due to payments of the Loan. The

Shareholders shall also release the stock powers, and any rights received by the Shareholders as a result of its record ownership of the pledged Shares to be released.

     4.   Default.
          -------
          (a) A default shall arise under the Note as of the time a payment thereunder is past due. In the event of a default, Pledgor appoints the Vice President for Administration of the Company as its attorney-in-fact to arrange for the transfer of pledged Shares, which value equals the amount in default, into the name of the Shareholders on the books of the Company. In the event of a default, the Shareholders shall have the rights and remedies provided in the Uniform Commercial Code in force in the State of Rhode Island at the date of this Agreement, and in this connection, the Shareholders may, upon ten days notice to Pledgor sent by registered mail, and without liability for any diminution in price that may have occurred, sell that part of the pledged Shares, the value of which corresponds to the amount in default in such manner and for such price as Pledgee may determine. At any bona fide public sale, the Shareholders shall be free to purchase all or any part of the pledged Shares to be sold. Out of the proceeds of any sale, the Shareholders may retain an amount equal to the amount then due on the Note, plus the amount of the expenses of the sale, and shall pay any balance of such proceeds to Pledgor. In the event that the proceeds of any sale are insufficient to cover the expenses of sale and the amounts then due under the Note, Pledgor shall remain liable to the Shareholders for any deficiency.

          (b) Notwithstanding (a) above, the Shareholders shall take no actions in connection with a default under the Note which are in violation of any provision of the Employee Retirement Income Security Act of 1974, as amended, the Internal Revenue Code of 1986, as amended, or any regulations promulgated thereunder.

     5.   Termination.  This Agreement shall terminate upon payment in full of
          -----------
the Note.

                                        PLEDGOR

                                        By /s/ Norman Cloutier        , Trustee
                                           ----------------------------
                                           Norman Cloutier

                                        By /s/ Steven Townsend        , Trustee
                                           ----------------------------
                                           Steven Townsend

                                        By /s/ Daniel Atwood          , Trustee
                                           ----------------------------
                                           Daniel Atwood

                                        SHAREHOLDERS

                                        By /s/ Steven Townsend
                                           -----------------------------
                                           Steven Townsend
                                           Trustee for Norman Cloutier,
                                           Steven Townsend, Daniel Atwood
                                           and Theodore Cloutier

                                   EXHIBIT A

                           FIXED RATE TERM LOAN NOTE

$4,080,000.00                                 Date:  November 1, 1988

     FOR VALUE RECEIVED, CORNUCOPIA NATURAL FOODS, INC., EMPLOYEE STOCK OWNERSHIP TRUST (the "Trust"), hereby promises to pay to the order of Steven Townsend, as Trustee for Norman Cloutier, Steven Townsend, Daniel Atwood, and Theodore Cloutier (the "Shareholders"), in lawful money of the United States, the principal sum of FOUR MILLION and EIGHTY THOUSAND and 00/100 DOLLARS ($4,080,000.00) together with interest on the unpaid principal balance at the rate of eight and fifty-five hundredths percent (8.55%) per annum. Interest shall be calculated on the basis of a 360 day year for the actual number of days elapsed.

     The principal of this Note shall be repaid in three hundred (300) equal monthly installments of $13,600.00 each, with a final and 300th payment being due on November 1, 2013, such payment being an amount equal to the balance of all unpaid principal. Principal payments shall be due and payable on the 1st day of each month, commencing December 1, 1988. Interest on all unpaid principal, from and including the date hereof until all amounts have been paid in full, shall be due and payable monthly in arrears, on the due date of each scheduled principal payment, including November 1, 2013, at which time all unpaid interest on this Note shall be due and payable.

     If any payment on this Note becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and interest shall be due and payable with respect to the extended period.

     This Note is subject to prepayment, changes in interest rate, and its maturity is subject to acceleration, upon the terms contained in the ESOT Agreement, dated November 1, 1988, between the Shareholders and the Trust. Capitalized terms used herein shall be as defined in the ESOT Agreement.

     The Trust acknowledges that the Loan evidenced by this Note is a commercial transaction and waives its rights to notice and hearing allowed by the law of any state or federal law with respect to any prejudgment remedy which the Shareholders may desire to use, and further waives diligence, demand, presentment for payment notice of nonpayment, protest and notice of protest, and notice of any renewals or extensions of this Note.

     The Trust agrees to pay the cost of collection, including attorneys' fees, in any action to collect this Note or any payment due thereunder.

     In no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness or otherwise, shall the amount paid or agreed to be paid to the Shareholders for the use, forbearance or detention of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. If, for any circumstance whatsoever, fulfillment of any provisions hereof, or of any agreements between the parties, at the time performance of such provisions shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the
                         ---- -----
obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstance the Shareholders should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance of the amounts due hereunder and not to the payment of interest.

                                        CORNUCOPIA NATURAL FOODS, INC.
                                        EMPLOYEE STOCK OWNERSHIP TRUST


                                        By /s/ Norman Cloutier    , Trustee
                                           ------------------------
                                           Norman Cloutier

                                        By /s/ Steven Townsend    , Trustee
                                           ------------------------
                                           Steven Townsend

                                        By /s/ Daniel Atwood      , Trustee
                                           ------------------------
                                           Daniel Atwood

                      AMENDMENT TO STOCK PLEDGE AGREEMENT

     THIS AMENDMENT TO STOCK PLEDGE AGREEMENT (the "Agreement") made and entered into this 26th day of February, 1993, by and between Cornucopia Natural Foods, Inc. Employee Stock Ownership Trust (the "ESOT Trust") and Steven Townsend, Norman Cloutier, Daniel Atwood and Theodore Cloutier (collectively, the "Shareholders").

                                  WITNESSETH:
                                  ----------

     WHEREAS, the ESOT Trust and the Shareholders entered into that certain Stock Pledge Agreement (the "Agreement") dated November 1, 1988, pursuant to which the ESOT Trust pledged shares of the common stock of Cornucopia Natural Foods, Inc. (the "Shares") to the Shareholders as security for that certain Fixed Rate Term Loan Note dated November 1, 1988 (the "Note") payable to the order of Steven Townsend as trustee for the Shareholders (the "Shareholder Trustee") in the original principal amount of Four Million Eighty Thousand ($4,080,000).

     WHEREAS, the ESOT Trust and the Shareholder Trustee intend to modify the
Note in order to waive interest and penalties on certain payments that were missed with respect to the Note, and to provide for additional payments to be made after the initial expiration of the Note.

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Note referred to in the Agreement shall mean the Note, as amended by that certain Modification to Fixed Rate Term Loan Note, dated even date herewith.

     2. Any defaults that have taken place with respect to the payments under the Note that were not tendered when due, between the months of February 1, 1991 through and including July 1, 1992, are hereby waived, and any defaults under the Agreement in connection therewith are also waived.

     As hereby amended, the Agreement is hereby ratified and confirmed in all respects.

     IN WITNESS WHEREOF, the undersigned have executedthis Amendment on the day and date first above written.

                                        CORNUCOPIA NATURAL FOODS, INC.
                                        EMPLOYEE STOCK OWNERSHIP TRUST

                                        By /s/ Norman Cloutier    , Trustee
                                           ------------------------
                                           Norman Cloutier

                                        By /s/ Steven Townsend    , Trustee
                                           ------------------------
                                           Steven Townsend

                                        By /s/ Daniel Atwood      , Trustee
                                           ------------------------
                                           Daniel Atwood


                                        THE SHAREHOLDERS

                                        /s/ Theodore Cloutier
                                        ---------------------------
                                        Theodore Cloutier

                                        /s/ Norman Cloutier
                                        ---------------------------
                                        Norman Cloutier

                                        /s/ Steven Townsend
                                        ---------------------------
                                        Steven Townsend

                                        /s/ Daniel Atwood
                                        ---------------------------
                                        Daniel Atwood

                   MODIFICATION TO FIXED RATE TERM LOAN NOTE

     THIS MODIFICATION TO PROMISSORY NOTE (the "Modification") made and entered into this 20th day of February, 1993 between Steven Townsend as trustee on behalf of himself, Norman Cloutier, Daniel Atwood and Theodore Cloutier (the "Shareholder Trustee") and CORNUCOPIA NATURAL FOODS, INC. EMPLOYEE STOCK OWNERSHIP TRUST (the "ESOT Trust") is firmly affixed to and made a part of a certain Fixed Rate Term Loan Note dated November 1, 1988 (the "Note") payable to the order of the Shareholder Trustees in the original principal amount of Four Million Eighty Thousand Dollars ($4,080,000).

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Shareholder Trustee and the ESOT Trust hereby agree as follows:

     1. The ESOT Trust failed to tender any payments of the monthly installments of principal and interest due and owing under the Note during the period from February 1, 1991 through and including July 1, 1992, for a total of eighteen (18) payments (the "Late Payments").

     2. The ESOT Trust's obligation to pay any interest and penalties incurred or accruing in connection with the missed payments, is hereby waived.

     3. From and after the date hereof, the ESOT Trust shall be obligated and liable for the payment in full, at such times and places as are set forth in the Note, of the monthly principal and interest payments provided in the Note (the "Note Payments").

     4. In addition to the Note Payments, the ESOT Trust shall also be obligated and liable for the payment in full of monthly payments of principal and interest, for a period of eighteen (18) successive months commencing December 1, 2013, and with the final payment being due on May 1, 2015 (the "Additional Payments"), each such payment to be paid to the Shareholder Trustee in such manner and in such amount as is set forth in the Note with respect to the Note Payments, except that the final payment shall be in an amount equal to the balance of all unpaid principal and interest on the Note, including the principal and interest in connection with the Additional Payments.

     As hereby amended, the Note is hereby ratified and confirmed in all respects.

                                        THE SHAREHOLDER TRUSTEE:



                                        /s/ Steven Townsend
                                        -----------------------------
                                        Steven Townsend, Trustee



                                        THE ESOT TRUST:

                                        CORNUCOPIA NATURAL FOODS, INC.,
                                        EMPLOYEE STOCK OWNERSHIP TRUST


                                        By:  /s/ Norman Cloutier
                                             ----------------------------
                                             Norman Cloutier, Trustee


                                        By:  /s/ Steven Townsend
                                             ----------------------------
                                             Steven Townsend, Trustee


                                        By:  /s/ Daniel Atwood
                                             ----------------------------
                                             Daniel Atwood, Trustee